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                             FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                          CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         OCTOBER 8, 1997


              JITNEY-JUNGLE STORES OF AMERICA, INC.
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           MISSISSIPPI
          (STATE OR OTHER JURISDICTION OF INCORPORATION)



        33-80833                            64-0280539
 (COMMISSION FILE NUMBER)         I.R.S. EMPLOYER IDENTIFICATION NO.

         1770 ELLIS AVENUE, SUITE 200, JACKSON, MS  38204
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                          (601) 965-8600

                          NOT APPLICABLE
  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 8.   CHANGE IN FISCAL YEAR

     The management of Jitney-Jungle Stores of America, Inc. (the "Company") has made a decision to change the fiscal year end from the nearest Saturday to April 30th to the nearest Saturday to December 31st.

     The Company will continue to have thirteen periods, with four weeks in a period. This will create a short year for fiscal year 97-98 which will end on Saturday, January 3, 1998.






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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              JITNEY-JUNGLE STORES OF AMERICA, INC.


Date: October 8, 1997         By:  /S/ DAVID R. BLACK
                                   -------------------------
                              David R. Black
                              Senior Vice President-Finance,
                              Chief Financial Officer










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